EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             _______________________________________________________

                      U.S. BANK NATIONAL ASSOCIATION (Exact
                  name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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         60 Livingston Avenue
         St. Paul, Minnesota                                    55107
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(Address of principal executive offices)                       (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3918
            (Name, address and telephone number of agent for service)

                             Williams Scotsman, Inc.
                     (Issuer with respect to the Securities)

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         Maryland                                       52-0665775
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)
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         8211 Town Center Drive
         Baltimore, Maryland                                    21236
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(Address of Principal Executive Offices)                       (Zip Code)
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                        10% SENIOR SECURED NOTES DUE 2008
                       (TITLE OF THE INDENTURE SECURITIES)

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

                         TABLE OF ADDITIONAL REGISTRANTS

                                                       PRIMARY
                                    STATE OR OTHER     STANDARD         IRS
                                    JURISDICTION OF    INDUSTRIAL       EMPLOYER
                                   INCORPORATION OR    CLASSIFICATION   IDENTIFICATION
NAME                                ORGANIZATION       CODE NUMBER      NUMBER
----                                ------------       -----------      ------
Space Master International Inc.     Georgia            7359             94-1654805
Evergreen Mobile Company            Washington         7359             94-0905459
Truck & Trailer Sales, Inc.         Missouri           7359             43-1249308
Willscot Equipment, LLC             Delaware           7359             52-2037040
Williams Scotsman of Canada, Inc.   Ontario            7359                    N/A

The address of each additional registrants is 8211 Town Center Drive, Baltimore, Maryland 21236.


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

                                    FORM T-1
                                    --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Comptroller of the Currency
                  Washington, D.C.

         b)       WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  None

ITEMS 3-15        ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
                  TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY
                  INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

         1.       A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



     * Incorporated by reference to Registration Number 333-67188.


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

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 10th day of September, 2003.


                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:  /s/ Richard Prokosch
                                        ---------------------------------------
                                        Richard Prokosch
                                        Vice President



                                   By:  /s/ Benjamin J. Kreuger
                                        ---------------------------------------
                                        Benjamin J. Kreuger
                                        Trust Officer


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

                                    EXHIBIT 6
                                    ---------

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  September 10, 2003


                                   U.S. BANK NATIONAL ASSOCIATION

                                   By:  /s/ Richard Prokosch
                                        ---------------------------------------
                                        Richard Prokosch
                                        Vice President



                                   By:  /s/ Benjamin J. Kreuger
                                        ---------------------------------------
                                        Benjamin J. Kreuger
                                        Trust Officer


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

                                    EXHIBIT 7
                                    ---------

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003

                                    ($000'S)

                                                           6/30/2003
                                                        --------------

ASSETS
     Cash and Due From Depository Institutions           $11,987,100
     Federal Reserve Stock                                         0
     Securities                                           35,336,411
     Federal Funds                                         4,955,134
     Loans & Lease Financing Receivables                 118,648,100
     Fixed Assets                                          1,864,465
     Intangible Assets                                     9,999,520
     Other Assets                                          8,735,830
                                                        ------------
         TOTAL ASSETS                                   $191,526,560


LIABILITIES
     Deposits                                           $132,461,590
     Fed Funds                                             5,061,915
     Treasury Demand Notes                                         0
     Trading Liabilities                                     303,140
     Other Borrowed Money                                 20,320,775
     Acceptances                                             150,586
     Subordinated Notes and Debentures                     6,326,523
     Other Liabilities                                     5,864,946
                                                        ------------
     TOTAL LIABILITIES                                  $170,489,475

EQUITY
     Minority Interest in Subsidiaries                      $999,216
     Common and Preferred Stock                               18,200
     Surplus                                              11,015,123
     Undivided Profits                                     9,004,546
                                                        ------------
         TOTAL EQUITY CAPITAL                            $21,037,085

TOTAL LIABILITIES AND EQUITY CAPITAL                    $191,526,560


To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Richard Prokosch
         --------------------
         Vice President

Date:    September 10, 2003


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